Third Quarter 2013 Financial Results Supplement November 7, 2013 Exhibit 99.2

Table of contents
Business Results Credit Supplement
3 - Quarterly Financial Results 20 - National Home Prices
4 - Comprehensive Income (Loss) 21 - State-by-State Home Prices:  June 2006 to September 2013
5 - Senior Preferred Stock Purchase Agreement with Treasury 22 - State-by-State Home Prices:  September 2012 to September 2013
6 - Treasury Draw Requests and Dividend Payments 23 - Mortgage Market and Freddie Mac Serious Delinquency Rates
7 - Total Equity and Senior Preferred Stock Activity 24 -
8 - Single-Family Guarantee Fees Charged on New Acquisitions 25 -
9 - Loan Loss Reserves 26 -
10 - 27 -
11 - 28 -
12 - 29 -
13 - 30 -
14 - 31 -
15 - 32 - Multifamily Portfolio Composition
16 - 33 - Multifamily New Business Volume by State
17 - 34 - Multifamily Mortgage Portfolio UPB Concentration by State
18 - 35 - Multifamily Mortgage Portfolio by Attribute
36 - Multifamily Mortgage Portfolio by Attribute, Continued
37 - Multifamily Market and Freddie Mac Delinquency Rates
Loan Purpose of Single-Family Credit Guarantee Portfolio
Purchases
Credit Quality of Single-Family Credit Guarantee Portfolio Purchases
Single-Family Credit Guarantee Portfolio Characteristics
Single-Family 3Q 2013 Credit Losses and REO by Region and State
Single-Family Credit Profile by Book Year and Product Feature
Single-Family Serious Delinquency Rates by State and Region
Aging of Single-Family Seriously Delinquent Loans by Judicial and
Non-Judicial States
Real Estate Owned
Single-Family Cumulative Foreclosure Transfer and Short Sale
Rates by Book Year
Market Liquidity Provided
Single-Family Refinance Activity
Performance of Single-Family Modified Loans
Single-Family Loan Modifications
Single-Family Loan Workouts
Administrative Expenses
Repurchase Requests
Purchase Agreement Portfolio Limits

Quarterly financial results
Line 12: Pre-tax income increased in 3Q13 primarily
due to:
Line 6: Gains on securities in the company’s
mortgage-related investments portfolio, gains on
multifamily mortgages loans and settlement
proceeds related to private label securities
litigation.
Line 4: A shift from derivative gains in 2Q13 to
derivative losses in 3Q13 as long-term interest
rates increased less during 3Q13 as compared
to 2Q13.
Line 13: Income tax benefit in 3Q13 includes a benefit
for federal income taxes of $23.9 billion that resulted
from the company’s conclusion to release the valuation
allowance against its net deferred tax assets.
($ Billions) 3Q 2013
vs
2Q 2013 3Q 2013 2Q 2013
1 Net interest income
$4.1 $4.3 $0.1
2 Benefit for credit losses
0.6 1.1 0.5
3 Net interest income after benefit for credit losses 4.8 5.4 0.6
Non-interest income (loss)
4 Derivative gains (losses) 1.4 (0.1) (1.4)
5 Net impairment of available-for-sale securities
recognized in earnings
(0.0) (0.1) (0.1)
6 Other non-interest income (loss)
(0.6) 1.9 2.5
7 Non-interest income 0.7 1.7 1.0
Non-interest expense
8 Total administrative expenses (0.4) (0.5) (0.0)
9 Real estate owned operations income 0.1 0.1 (0.0)
10 Other expenses
(0.2) (0.2) (0.0)
11 Non-interest expense (0.5) (0.6) (0.1)
12 Pre-tax income 4.9 6.5 1.6
13 Income tax benefit
0.0 24.0 23.9
14 Net income 5.0 30.5 25.5
15 Total other comprehensive income (loss),
net of taxes
(0.6) (0.0) 0.6
16 Comprehensive income $4.4 $30.4 $26.1
Partially offset by:

Comprehensive income (loss)
1
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B
(10)
(5)
0
5
10
15
20
25
30
35
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
$ Billions
Net income (loss)
Comprehensive income (loss)
Includes
$23.9 billion
benefit from
releasing the
valuation
allowance on
deferred tax
assets
1
Total other comprehensive income (loss), net of taxes

Senior Preferred Stock Purchase Agreement with
Treasury
Senior preferred stock outstanding and held by Treasury remained $72.3 billion at
September 30, 2013.
1
Dividend payments do not reduce prior Treasury draws.
Any future draws will increase the balance of senior preferred stock outstanding.
Since entering conservatorship in September 2008, Freddie Mac has:
Received cumulative draws of $71.3 billion from Treasury.  No draws have been requested for the past six quarters; last draw request was $19 million for first quarter 2012.
Freddie Mac’s net worth was $33.4 billion at September 30, 2013.  As a result:
Dividend obligation to Treasury will be $30.4 billion in December  2013.
Aggregate cash dividends paid to Treasury will total $71.345 billion including the December dividend obligation, versus cumulative cash draws of $71.336 billion received from Treasury through September 30, 2013.
The amount of remaining Treasury funding currently available to Freddie Mac under the
Purchase Agreement is $140.5 billion.  Any future draws will reduce this amount.

1
Senior preferred stock outstanding of $72.3 billion at September 30, 2013 includes cumulative draws of $71.3 billion plus the initial liquidation preference of $1 billion.

Dividend Payment to Treasury
Draw Request from Treasury

Treasury draw requests and dividend payments
1
2
Data as of September 30, 2013.
3
Amount does not include the December 2013 dividend obligation of $30.4 billion.
4
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q 2012 was funded in 2Q 2012).
5
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However,  the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 for more information.
$ Billions
5
4
2, 3 2
Draws From Treasury Dividend Payments to Treasury
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
2008 2009 2010 2011 2012 YTD
3Q 2013
$0.2
$4.1
$5.7
$6.5
$7.2
$17.2
2008 2009 2010 2011 2012 YTD
3Q 2013
($ Billions)
Cumulative
Total
Dividend Payments as of 9/30/13 $40.909
4Q 2013 Dividend Obligation $30.436
Total Dividend Payments $71.345
($ Billions)
Cumulative
Total
$1.000
Treasury Draws
$71.336
Total Senior Preferred Stock
Outstanding
$72.336
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.

Total equity and Senior Preferred Stock activity
1
See the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 for a description of the company’s dividend obligation to Treasury.
2
Includes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.
($ Billions)
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
1 Beginning balance - Total equity / GAAP net worth $1.1 $4.9 $8.8 $10.0 $7.4
2 Capital draw funded by Treasury - - - - -
3 Net income 2.9 4.5 4.6 5.0 30.5
4 Total other comprehensive income (loss), net of taxes 2.7 1.3 2.4 (0.6) (0.0)
5 Comprehensive income
5.6 5.7 7.0 4.4 30.4
6 Dividends paid to Treasury (1.8) (1.8) (5.8) (7.0) (4.4)
7 Other - - - - -
8
Ending balance - Total
equity / GAAP
net worth
1
$4.9 $8.8 $10.0 $7.4 $33.4
9 Aggregate liquidation preference of the senior preferred stock
2
$72.3 $72.3 $72.3 $72.3 $72.3
10 Remaining senior preferred stock funding beginning in 2013 N/A N/A $140.5 $140.5 $140.5

Single-family guarantee fees charged on new
acquisitions
1
2
Quarterly
In Basis Points, Annualized
Annual
In Basis Points
1
42
44
49
51
53
0
10
20
30
40
50
60
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
20
25
27
38
51
0
10
20
30
40
50
60
2009 2010 2011 2012 YTD 2013
Represents the estimated rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.  Also includes the effect of pricing adjustments that are based on the relative performance of our PCs compared to comparable Fannie Mae securities.
Effective April 1, 2012, guarantee fees charged on single-family loans sold to Freddie Mac were increased by 10 basis points.  Under the Temporary Payroll Tax Cut
Continuation Act of 2011, Freddie Mac is required to remit the proceeds from this increase to Treasury.  Given the April 1, 2012 effective date, the impact of the increase on average guarantee fees for full-year 2012 was 7.5 basis points.

Loan loss reserves
1
1
Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income.
2
Consists of the allowance for loan losses and the reserve for guarantee losses.
2
($3.2)
($3.2)
($3.3)
($2.9)
($3.0)
($2.5)
($2.1)
($1.9)
($0.6)
$3.6
$2.6
$1.8
$0.2
$0.6
($0.7)
($0.5) ($0.6)
($1.1)
$39.7
$39.5
$38.3
$35.8
$33.8
$30.9
$28.6
$26.4
$25.0
$5.0
$15.0
$25.0
$35.0
$45.0
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Period End Balances
$ Billions
$ Billions
Net Charge-offs Provision (Benefit) Loan Loss Reserves

Real estate owned
Property Inventory
3Q 2013 Activity
Geographic Distribution
Based on Number of Properties in Inventory
Historical Trend
Ending Property Inventory
1
Includes single-family and multifamily REO.  Multifamily ending property inventory was 5 properties as of June 30, 2013 and 1 property as of September 30, 2013.
2
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
((Number of Properties)
In 3Q13, REO inventory increased as foreclosure activity increased in judicial states and disposition activity moderated.
The North Central region comprised 37 percent of our REO property inventory at September 30, 2013.  This region generally has experienced more challenging economic conditions, and includes a number of states with longer foreclosure timelines due to the local laws and foreclosure process in the region.  Seven of the nine states in the North Central region require a judicial foreclosure process.  Foreclosures generally take longer to complete in states where judicial foreclosures (those conducted under the supervision of a court)
are required than in states where non-judicial foreclosures are permitted.
44,628
47,120
19,441
(16,949)
6/30/13
Inventory
Acquisitions Dispositions 9/30/13
Inventory
60k
45k
61k
59k
53k
51k
49k
48k
47k
30,000
40,000
50,000
60,000
70,000
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
Number of
Properties
6k
12k
18k
5k
5k
7k
13k
17k
4k
5k
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
Northeast Southeast North Central Southwest West
Number of
Properties
6/30/2013 9/30/2013
1
2

Market liquidity provided
Number of Families Freddie Mac
Helped to Own or Rent a Home
1
In Thousands
Purchase and Issuance Volume
2, 3
(Single-Family and Multifamily)
$ Billions
1
For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through the company’s guarantor swap program, issuances of other guarantee commitments and purchases of non-Freddie Mac mortgage-related securities.
3
In the first quarter of 2013, Freddie Mac made certain changes to more closely align the presentation of the company’s single-family and multifamily securitization activities.  As a result, the purchase and issuance volumes for all prior periods have been revised to conform with the current period presentation.
2,480
2,089
1,830
2,472
2,011
600
755
723
743
545
0
500
1,000
1,500
2,000
2,500
3,000
2009 2010 2011 2012 YTD
2013
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
$546
$406
$349
$456
$382
$110
$140
$138 $138
$106
0
100
200
300
400
500
600
2009 2010 2011 2012 YTD
2013
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
Number of Families Freddie Mac Helped to Own or Rent a Home
1
(In Thousands)
Refinance borrowers (includes HARP)
Purchase borrowers
Multifamily rental units
Freddie Mac Purchase and Issuance Volume
2
Cumulative Totals
Since 2009
10,882
$2.1 Trillion
7,492
1,898
1,492

Single-family refinance activity
1
1
Consists of all single-family refinance mortgage loans that the company either purchased or guaranteed during the period, including those associated with other guarantee commitments and
Other Guarantee Transactions.
2
Some loans have multiple borrowers, but the company has counted them as one borrower for this purpose. For the periods presented, a borrower may be counted more than once if the company purchased more than one refinance loan relating to the same borrower.
3
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.
2009 2010 2011 2012
1Q
2013
2Q
2013
3Q
2013
Cumulative
Total
Number of Borrowers
2
(In Thousands)
Other Refinance 1,595 947 740 996 343 308 190 5,119
Relief Refinance - LTV   80% 83 324 268 253 84 89 61 1,162
Relief Refinance - LTV > 80% to 100% (HARP)
3
72 166 126 191 52 54 38 699
Relief Refinance - LTV > 100% to 125% (HARP)
3
14 43 59 144 37 36 24 357
Relief Refinance - LTV > 125% (HARP)
3
0 0 0 99 24 20 12 155
Total Number of Borrowers 1,764 1,480 1,193 1,683 540 507 325 7,492
$ Volume (In Billions)
Other Refinance $345 $200 $168 $228 $78 $68 $42 $1,129
Relief Refinance - LTV   80% $15 $58 $42 $36 $11 $12 $9 $183
Relief Refinance - LTV > 80% to 100% (HARP)
3
$17 $38 $27 $37 $10 $10 $6 $145
Relief Refinance - LTV > 100% to 125% (HARP)
3
$3 $10 $13 $30 $7 $7 $5 $75
Relief Refinance - LTV > 125% (HARP)
3
$0 $0 $0 $20 $5 $3 $2 $30
Total $ Volume $380 $306 $250 $351 $111 $100 $64 $1,562

Repayment plans

Loan modifications
Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions
Single-family loan workouts
Home Retention Actions
1
Foreclosure Alternatives
1
133
275
45
208
43
46
1
These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same period.  For the periods presented, borrowers helped through home retention actions in each period may subsequently lose their home through foreclosure or a short sale or deed-in-lieu transaction.
41
169
41
128
Number of Families Avoiding Foreclosure
1
(In Thousands)
Families Retaining Homes
Cumulative Totals Since
2009
913
8 out of every 10
0
30
60
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Number of Loans
(000)
0
50
100
150
200
250
300
2009 2010 2011 2012 YTD
2013
Number of Loans
(000)

No change in terms
Term extension
Reduction of contractual interest rate, and in certain cases, term extension
Rate reduction, term extension and principal forbearance
2
14
Single-family loan modifications
Single-family Loan Modifications
(HAMP and non-HAMP)
1
65
170
109
21
20
21
70
19
21
60
1
   Includes completed loan modifications under HAMP and under the company’s other modification programs.  Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in a modification trial period.
2

Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing and non-amortizing.
0
10
20
30
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Number of
Loans
(000)
0
40
80
120
160
200
2009 2010 2011 2012 YTD
2013
Number of
Loans
(000)

Quarterly Percentages of Modified Single-Family Loans
(HAMP and non-HAMP)
1
Performance of single-family modified loans
1
2
Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full.  Excludes loans in modification trial periods.
   Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.
Time Since Modification 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
3 to 5 months 81% 86% 85% 87% 84% 85% 86% 85%
6 to 8 months 79% 80% 80% 83% 82% 81% 81% N/A
9 to 11 months 75% 75% 77% 81% 78% 78% N/A N/A
12 to 14 months 71% 73% 76% 78% 76% N/A N/A N/A
15 to 17 months 69% 73% 74% 77% N/A N/A N/A N/A
18 to 20 months 69% 71% 73% N/A N/A N/A N/A N/A
21 to 23 months 67% 70% N/A N/A N/A N/A N/A N/A
24 to 26 months 67% N/A N/A N/A N/A N/A N/A N/A
% Current and Performing
Quarter of Loan Modification Completion
2

1
The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company’s realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process.  Based on historical loss experience and the fact that many of these loans are covered by credit enhancements (e.g., mortgage insurance), Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans.
2
Approximately $0.6 billion of the total amount of repurchase requests outstanding at September 30, 2013 were issued due to mortgage insurance rescission or mortgage insurance claim denial.
3
Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending.
4
Requests collected are based on the UPB of the loans associated with the repurchase request, which in many cases is more than the amount of payments received for reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements and other alternative remedies.  Includes $0.9 billion in the nine months ended September 30, 2013 related to agreements with certain seller/servicers to release specified loans with certain repurchase obligations in exchange for one-time cash payments.
5
Year-to-date September 30, 2013, repurchase requests related to $4.4 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request.  In addition, requests cancelled includes $0.2 billion of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty.
Repurchase requests
Trend in Repurchase Requests Outstanding YTD September 2013 Repurchase Request Activity
$ Billions
2
3
5 4
$3.6
$4.2
$3.8
$2.7
$3.0
$3.4
20%
20%
34%
39%
41%
31%
0
5
10
15
20
25
30
35
40
45
50
0
1
2
3
4
5
6
12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012
Percent
(%)
UPB
$ Billions
Outstanding repurchase requests
Requests outstanding more than 4 months
$3.0
$3.4
$8.3
($3.4)
($4.6)
UPB of
outstanding
requests at
12/31/2012
New Requests
Issued
Requests
Collected
Requests
Cancelled
UPB of
outstanding
requests at
9/30/2013
9/30/2013
1

Administrative expenses
Annual Quarterly
$1,685
$1,597
$1,506
$1,561
$1,331
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012 YTD
2013
$ Millions
$401
$422
$432
$444
$455
0
200
400
600
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
$ Millions

Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit

Purchase Agreement portfolio limits
Indebtedness
1, 3
($ Billions)
Mortgage Assets
1, 2
($ Billions)
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
4
Limit under the Purchase Agreement, as amended on August 17, 2012.
Indebtedness limit
Total debt outstanding
4
4
4
4
$558
$534
$521
$498
$650 $650 $650 $650
$553
12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013
$552
$535
$526
$520
$874.8
$780 $780 $780 $780
$663
12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 1/1/2014

19 Credit Supplement

1
Source: Freddie Mac.

National home prices have experienced a cumulative
decline of 14% since June 2006
1
2.5
5.2
2.4
1.3
2.9
4.7
2.7
0.4
1.3
2.2
(0.8)
(1.6)
0.8
0.8
(2.1)
(4.3)
(3.1)
(0.7)
(2.8)
(5.4)
(2.6)
1.2
(0.0)
(1.6)
(0.4)
0.7
(2.5)
(2.8)
(1.2)
1.1
(1.1)
(2.1)
0.4
4.1
1.1
0.1
2.7
5.4
2.2
(6)
(4)
(2)
0
2
4
6
1Q
2004
3Q
2004
1Q
2005
3Q
2005
1Q
2006
3Q
2006
1Q
2007
3Q
2007
1Q
2008
3Q
2008
1Q
2009
3Q
2009
1Q
2010
3Q
2010
1Q
2011
3Q
2011
1Q
2012
3Q
2012
1Q
2013
3Q
2013
Percent
(%)
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie
Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s.  The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline calculated as the percent change from June 2006 to September 2013.
-
-
-
-

Home Price Performance By State
June 2006 to September 2013
1
United States -14%
1
Source: Freddie Mac
21
-7%
AL
8%
AK
0%
-11 to -1%
-21%
-20 to -12%
-2%
AR
-29%
AZ
-23%
CA
6%
CO
CT -18%
DC 23%
DE -14%
-36%
FL
-16%
GA
0%
HI
3%
IA
-11%
ID
-22%
IL
-2%
IN
2%
KS
KY -1%
3%
LA
-11%
-20%
-10%
ME
-20%
MI
-13%
MN
-10%
MO
-6%
MS
2%
MT
NC -4%
38%
ND
3%
NE
-11%
NM
-42%
NV
-9%
NY
-12%
OH
8%
OK
-12%
OR
-6%
PA
RI -25%
-7%
SC
11%
SD
TN -2%
15%
TX
0%
UT
-12%
VA
-3%
VT
-13%
WA
-12%
WI
5%
WV
9%
WY
NH
MA
MD
NJ -21%
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
-17%

5%
AL
5%
AK
10%
7 to 9%
0 to 3%
4 to 6%
4%
AR
17%
AZ
23%
CA
11%
CO
CT 4%
DC 13%
DE 7%
14%
FL
14%
GA
13%
HI
5%
IA
14%
ID
9%
IL
5%
IN
5%
KS
KY 3%
5%
LA
7%
3%
ME
14%
MI
11%
MN
7%
MO
3%
MS
6%
MT
NC 7%
8%
ND
5%
NE
NJ 4%
2%
NM
30%
NV
4%
NY
5%
OH
4%
OK
14%
OR
4%
PA
RI 8%
6%
SC
6%
SD
TN 6%
9%
TX
13%
UT
6%
VA
12%
WA
6%
WI
6%
WV
6%
WY
8%
2%
VT
8%
MD
MA
NH
Home Price Performance By State
September 2012 to September 2013
1
United States 11%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac

Single-family Serious Delinquency Rates
Mortgage market and Freddie Mac serious delinquency
rates
0
4
8
12
16
20
24
28
32
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
Sep-
11
Dec-
11
Mar-
12
Jun-
12
Sep-
12
Dec-
12
Mar-
13
Jun-
13
Total Mortgage Market Prime Subprime Freddie Mac
19.05%
5.88%
2.79%
3.50%
1 1 1 2
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the third quarter of 2013.
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K for
the year ended December 31, 2012, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at September 30, 2013 was 2.58%.
1
2

Loan purpose of single-family credit guarantee
portfolio purchases
1
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s relief refinance initiative also allows borrowers with LTV ratios at or below 80% to participate.
1
1
0
10
20
30
40
50
60
70
80
90
100
2005 2006 2007 2008 2009 2010 2011 2012 1Q
2013
2Q
2013
3Q
2013
Percent
(%)
Purchase Other Refinance HARP Relief Refinance (Non-HARP)
65%

Credit quality of single-family credit guarantee
portfolio purchases
2009 2010 2011 2012
1Q
2013
2Q
2013
3Q
2013
Weighted Average Original LTV Ratio
1
Relief refinance (includes HARP) 80% 77% 77% 97% 93% 91% 89%
All other 66% 67% 67% 68% 68% 70% 72%
Total purchases 67% 70% 70% 76% 74% 75% 76%
Weighted Average Credit Score
2
Relief refinance (includes HARP) 738 747 744 740 731 729 723
All other 757 758 759 762 760 757 754
Total purchases 756 755 755 756 753 750 747
2009 2010 2011 2012
1Q
2013
2Q
2013
3Q
2013
Purchase of Relief Refinance Mortgages > 80% LTV (HARP loans)
$ Billions $19.6 $47.9 $39.7 $86.9 $21.5 $20.3 $13.2
% of single-family credit guarantee portfolio purchases 4% 12% 12% 20% 16% 16% 13%
3
1
2
3
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
Credit score data is based on FICO scores at the time of origination and may not be indicative of the borrowers’ creditworthiness at September 30, 2013.  FICO scores can range between approximately 300 to 850 points.
HARP is the portion of the company’s relief refinance initiative targeted at borrowers with current LTV ratios above 80%.  In April 2013, HARP was extended to December 31, 2015.

Single-family 3Q 2013 credit losses and REO
by region and state
1
Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at September 30, 2013.
2
UPB amounts exclude $435 million of Other Guarantee Transactions since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
3
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
4
Based on the UPB of loans at the time of REO acquisition.
5
Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations (income) expense for 3Q 2013.
6
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
7
States presented are those with the highest credit losses during the three months ended September 30, 2013.
($ Billions) % of Total
UPB
2
($ Millions) % of Total
Serious
Delinquency
Rate
3
(%)
3Q 2013
Acquisitions
($ Millions)
REO
Inventory
($ Millions)
% of Total
Inventory ($ Millions) % of Total
Region
6
1 West $462 28% $9,991 21% 1.94% $458 $1,030 14% ($21) (4%)
2 Northeast 430 26 16,641 35 3.39% 588 1,323 18 136 24
3 North Central 292 18 6,149 13 1.93% 687 2,320 32 168 30
4 Southeast 274 17 11,906 25 3.78% 990 2,025 28 285 51
5 Southwest 194 11 2,616 6 1.44% 201 558 8 (4) (1)
6 Total $1,652 100% $47,303 100% 2.58% $2,924 $7,256 100% $564 100%
7
7 Florida $93 6% $8,252 18% 7.26% $618 $1,239 17% 246 44%
8 Illinois 83 5 2,975 6 3.05% 290 907 12 131 23
9 Washington 55 3 1,628 3 2.68% 97 213 3 29 5
10 Maryland 51 3 1,871 4 3.48% 206 409 6 70 12
11 Ohio 47 3 932 2 2.16% 101 295 4 38 7
12 All other 1,323 80 31,645 67 2.17% 1,612 4,193 58 50 9
13 Total  $1,652 100% $47,303 100% 2.58% $2,924 $7,256 100% $564 100%
Total Portfolio UPB Credit Losses (Gains)
5
REO Acquisitions & Balance
4 Seriously Delinquent Loans
1
State

1.5%
Single-family serious delinquency rates by state and
region
27
Single-family Serious Delinquency Rates
By State
1,2
Single-family Serious Delinquency Rates
By Region
1,3
2 States presented are those with the highest number of seriously delinquent loans as of September 30, 2013.
3 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast
(AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
1.4%
1.9%
1.9%
2.6%
3.4%
3.8%
7.3%
6.5%
2.6%
3.1%
4.5%
1
  Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. See “MD&A – RISK MANAGEMENT – Credit
Risk – Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K for the year ended
December 31, 2012, for information about the company’s reported delinquency rates.

Aging of single-family seriously delinquent loans by
judicial and non-judicial states

1
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
Judicial Review States
Less than or equal to 1 year 82,458 22% 64,772 22% 60,943 22%
More than 1 year and less than or equal to 2 years 54,525 15% 39,054 13% 33,756 12%
More than 2 years 77,122 21% 71,789 24% 67,306 25%
Non-Judicial States
1
Less than or equal to 1 year 94,059 26% 72,185 24% 66,405 25%
More than 1 year and less than or equal to 2 years 33,838 9% 25,360 9% 22,063 8%
More than 2 years 24,158 7% 24,133 8% 22,998 8%
Combined
Less than or equal to 1 year 176,517 48% 136,957 46% 127,348 47%
More than 1 year and less than or equal to 2 years 88,363 24% 64,414 22% 55,819 20%
More than 2 years 101,280 28% 95,922 32% 90,304 33%
Total 366,160 100% 297,293 100% 273,471 100%
As of 9/30/2012
2
As of 6/30/2013 As of 9/30/2013
1
1
2
Excludes loans underlying single-family Other Guarantee Transactions since the geographic information is not available to us for these loans.  As of
September 30, 2013, the states and territories classified as having a judicial foreclosure process consist of:  CT, DE, FL, HI, IA, IL, IN, KS, KY, LA, ME, ND, NE,
NJ, NM, NY, OH, OK, PA, PR, SC, SD, VI, VT and WI.  All other states are classified as having a non-judicial foreclosure process. Judicial foreclosures are those conducted under the supervision of a court.
Prior periods revised to reflect changes made in second quarter 2013 to states and territories classified as having a judicial foreclosure process.

Single-family credit guarantee portfolio characteristics
1
Option FICO FICO
Original
LTV
FICO < 620 &
Original
Attribute
Alt-A²
Interest-only
3
ARM < 620
4
620 - 659
4
> 90% LTV > 90%
4
1 UPB $ Billions $1,652 $60 $37 $7 $49 $97 $252 $13
2 Percent of Total Portfolio 100% 4% 2% 0% 3% 6% 15% 1%
3 Average UPB per loan $154,101 $154,152 $226,775 $200,975 $126,148 $132,680 $169,261 $135,900
4 Fixed Rate (% of total portfolio) 94% 63% 19% 0% 95% 93% 98% 98%
5 Owner Occupied 90% 82% 81% 76% 95% 94% 91% 96%
6 Original Loan-to-Value (OLTV) 74% 73% 74% 71% 81% 80% 107% 106%
7 OLTV > 90% 15% 4% 3% 2% 26% 23% 100% 100%
8 Current Loan-to-Value (CLTV) 70% 89% 95% 89% 84% 81% 100% 103%
9 CLTV > 90% 18% 48% 56% 45% 38% 34% 64% 69%
10 CLTV > 100% 11% 35% 40% 32% 26% 23% 38% 50%
11 CLTV > 110% 7% 24% 26% 22% 18% 15% 24% 34%
12 Average FICO Score
4
739 711 718 711 585 643 725 583
13 FICO < 620
4
3% 5% 3% 4% 100% 0% 5% 100%
Book Year
5
14 2013 18% 0% 0% 0% 9% 10% 21% 14%
15 2012 24% 0% 0% 0% 10% 10% 34% 22%
16 2011 11% 0% 0% 0% 5% 5% 11% 7%
17 2010 11% 0% 1% 0% 5% 6% 10% 6%
18 2009 9% 0% 1% 0% 4% 5% 5% 4%
19 2008 3% 7% 9% 0% 6% 6% 2% 3%
20 2007 5% 30% 35% 2% 19% 15% 6% 17%
21 2006 4% 27% 28% 11% 11% 11% 2% 6%
22 2005 5% 20% 21% 58% 9% 11% 2% 4%
23 2004 and prior 10% 16% 5% 29% 22% 21% 7% 17%
24 % of Loans with Credit Enhancement 13% 12% 9% 15% 23% 20% 49% 55%
25 % Seriously Delinquent
6
2.58% 10.74% 13.49% 13.25% 10.41% 7.56% 3.45% 10.12%
Total Portfolio
as of
September 30, 2013
Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.
1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee
Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
For a description of Alt-A, see the “Glossary” in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
3
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
4
Represents the FICO score of the borrower at loan origination.  The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded.
5
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of September 30, 2013, rather than all loans originally guaranteed by the company and originated in the respective year.  Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column.
6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

Single-family credit profile by book year and product
feature
1
Attribute
2013 2012 2011 2010 2009 2008 2007 2006 2005
2004 and
prior
1 UPB $ Billions $1,652 $296 $388 $183 $185 $148 $54 $89 $67 $76 $166
2 Original Loan-to-Value (OLTV) 74% 75% 78% 72% 72% 71% 74% 77% 75% 73% 72%
3 OLTV > 90% 15% 18% 22% 15% 14% 9% 10% 16% 9% 7% 11%
4 Current Loan-to-Value (CLTV) 70% 74% 70% 63% 64% 65% 81% 97% 94% 80% 51%
5 CLTV > 100% 11% 9% 9% 3% 3% 3% 18% 42% 38% 20% 3%
6 CLTV > 110% 7% 6% 6% 1% 1% 1% 9% 29% 26% 13% 2%
7 Average FICO Score
3
739 749 754 751 750 748 715 696 702 709 712
8 FICO < 620
3
3% 1% 1% 1% 1% 1% 5% 11% 8% 6% 7%
9 Adjustable-rate 6% 4% 4% 6% 3% 1% 7% 11% 18% 21% 11%
10 Interest-only
4
2% 0% 0% 0% 0% 0% 7% 15% 16% 10% 1%
11 Investor 6% 8% 6% 5% 4% 3% 8% 7% 6% 5% 5%
12 Condo 8% 8% 6% 6% 6% 7% 11% 11% 12% 11% 8%
Geography
5
13 Florida 6% 5% 5% 4% 4% 4% 8% 10% 12% 11% 8%
14 Illinois 5% 5% 5% 5% 6% 5% 5% 4% 5% 5% 5%
15 Maryland 3% 3% 3% 3% 3% 3% 3% 4% 3% 3% 2%
16 Ohio 3% 3% 3% 3% 3% 3% 1% 2% 2% 3% 4%
17 Washington 3% 3% 3% 4% 4% 4% 4% 3% 3% 3% 2%
18 All other 80% 81% 81% 81% 80% 81% 79% 77% 75% 75% 79%
19 % of Loans with Credit Enhancement 13% 16% 13% 10% 8% 8% 24% 25% 14% 12% 11%
20 % Seriously Delinquent
6
2.58% 0.02% 0.15% 0.37% 0.63% 1.05% 7.05% 11.73% 10.61% 6.86% 3.29%
Total Portfolio
as of
September 30, 2013
Book Year
2
1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of September 30, 2013, rather than all loans originally guaranteed by the company and originated in the respective year.
3
Represents the average of the borrowers’ FICO scores at origination.  The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded.
4
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
5
States presented are those with the highest percentage of the company’s single-family credit losses during the three months ended September 30, 2013.
6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

Single-family cumulative foreclosure transfer and
short sale rates
1
by book year
2007
2006
2005
2004
2003
2008
2009
2010
2011
2013
1
Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes Other Guarantee
Transactions where loan characteristic data is available.

0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
Yr1
Q1
Yr1
Q3
Yr2
Q1
Yr2
Q3
Yr3
Q1
Yr3
Q3
Yr4
Q1
Yr4
Q3
Yr5
Q1
Yr5
Q3
Yr6
Q1
Yr6
Q3
Yr7
Q1
Yr7
Q3
Yr8
Q1
Yr8
Q3
Yr9
Q1
Yr9
Q3
Yr10
Q1
Yr10
Q3
Yr11
Q1
Yr11
Q3
Quarter Post Origination
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
2012

Total Multifamily (MF) Portfolio
Multifamily portfolio composition
$172
$135
$154
$164
$169
$177
$180
0
20
40
60
80
100
120
140
160
180
200
12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 9/30/2013
MF loan portfolio MF investment securities portfolio MF guarantee portfolio
UPB
$ Billions

Multifamily new business volume by state
1
(%)
AL
0.8%
AK
0.0%
> 5%
> 3% - 5%
1%
> 1% - 3%
MF New Business Volume $18.8B
Nine Months Ended September 30, 2013
AR
0.1%
AZ
3.4%
CA
15.6%
CO
2.8%
CT
0.7%
DC
0.2%
DE
0.4%
FL
9.7%
GA
5.3%
HI
<0.1%
IA
0.2%
ID
0.1%
IL
2.6%
IN
0.6%
KS
0.3%
KY
0.3%
LA
0.1%
MD
3.1%
ME
<0.1%
MI
1.5%
MN
0.5%
MO
0.8%
MS
0.1%
MT
0.0%
NC
2.5%
ND
<0.1%
NE
0.4%
NJ
5.6%
NM
0.1%
NV
0.8%
NY
8.0%
OH
1.5%
OK
0.3%
OR
1.3%
PA
3.7%
RI
0.4%
SC
0.3%
SD
0.0%
TN
0.5%
TX
13.0%
UT
1.1% VA
6.7%
VT
0.0%
WA
3.0%
WI
0.4%
WV
0.0%
WY
<0.1%
NH
0.1%
33
MA 0.9%
1
  Based on the unpaid principal balance (UPB) of the multifamily loan purchases and issuance of other guarantee commitments.  Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.

Multifamily mortgage portfolio UPB concentration by
state
1
MF Mortgage Portfolio $132.1B
2
As of September 30, 2013
34
1
Based on the unpaid principal balance (UPB) of unsecuritized mortgage loans, other guarantee commitments, and collateral underlying both Freddie Mac guaranteed mortgage-
related securities and related unguaranteed K Certificates. Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.
2
Consists of the UPB of unsecuritized multifamily loans, other guarantee commitments, and guaranteed Freddie Mac mortgage-related securities.  Excludes the UPB associated with unguaranteed K Certificates.
AL
0.9%
AK
0.0%
AR
0.3%
AZ
2.4%
CA
16.4%
CO
3.0%
CT
0.9%
DC
0.7%
DE
0.2%
FL
7.1%
GA
4.6%
HI
0.2%
IA
0.2%
ID
0.1%
IL
2.5%
IN
0.6%
KS
0.8%
KY
0.5%
LA
0.7%
MA 1.9%
ME
<0.1%
MI
1.0%
MN
1.2%
MO
1.1%
MS
0.4%
MT
<0.1%
NC
2.8%
ND
0.1%
NE
0.5%
NJ
2.8%
NM
0.3%
NV
1.1%
NY
8.5%
OH
1.9%
OK
0.5%
OR
0.8%
PA
2.5%
RI
0.2%
SC
1.0%
SD
0.1%
TN
1.3%
TX
12.5%
UT
0.6%
VA
5.4%
VT
0.0%
WA
3.3%
WI
0.6%
WV
0.1%
WY
<0.1%
NH
0.2%
5%
2% - 5%
1%
1% - 2%

Multifamily mortgage portfolio by attribute
1
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3
4
Presents the six states with the highest UPB at September 30, 2013.
Year of Acquisition or Guarantee
3
1 2004 and prior $10.4 0.26% $7.6 0.06% $6.5 0.03%
2 2005 6.7 0.56 6.0 - 5.8 -
3 2006 10.1 0.27 9.2 - 8.9 -
4 2007 19.3 0.96 16.1 0.53 15.8 0.29
5 2008 18.0 0.34 15.0 0.11 14.1 0.15
6 2009 12.8 - 11.8 - 11.5 -
7 2010 12.2 - 11.5 0.08 11.4 -
8 2011 17.4 - 16.6 - 16.4 -
9 2012 18.3 - 24.5 - 24.1 -
10 2013 N/A N/A 13.5 - 17.6 -
Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
Maturity Dates
11 2013 $5.1 0.50% $1.1 1.02% $0.5 1.73%
12 2014 6.9 0.69 4.3 - 3.4 -
13 2015 10.3 0.19 8.7 - 7.8 -
14 2016 13.6 0.01 12.4 - 11.9 0.04
15 2017 10.7 0.38 10.5 0.45 10.4 0.17
16 Beyond 2017 78.6 0.26 94.8 0.06 98.1 0.04
Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
Geography
4
17 California $21.3 0.24% $21.5 0.04% $21.9 -%
18 Texas 15.5 0.46 16.2 0.13 16.3 0.04
19 New York 10.2 0.09 11.3 0.09 11.3 0.09
20 Florida 8.2 0.04 9.2 - 9.3 -
21 Virginia 6.5 - 7.1 0.35 7.1 -
22 Maryland 6.5 - 6.8 - 6.8 -
23 All other states 57.0 0.36 59.7 0.09 59.4 0.09
Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
UPB
($ Billions)
September 30, 2013
UPB
($ Billions)
Delinquency
Rate
2
(%)
June 30, 2013
Delinquency
Rate
2
(%)
September 30, 2012
Delinquency
Rate
2
(%)
UPB
($ Billions)
Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio.

Multifamily mortgage portfolio by attribute, continued
1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
3
Current Loan Size
1 > $25M $46.3 0.12% $49.9 0.05% $50.8 - %
2 > $5M & <= $25M 69.6 0.36 73.0 0.09 72.4 0.07
3 > $3M & <= $5M 5.9 0.35 5.8 0.22 5.8 0.23
4 > $750K & <= $3M 3.2 0.40 2.9 0.46 2.9 0.23
5 <= $750K 0.2 0.62 0.2 0.38 0.2 0.45
6 Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
Legal Structure
7 Unsecuritized Loans $80.3 0.16% $69.4 0.04% $64.9 0.05%
8 Freddie Mac mortgage-related securities 35.4 0.49 53.1 0.17 58.1 0.07
9 Other guarantee commitments 9.5 0.40 9.3 - 9.1 -
10 Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
Credit Enhancement
11 Credit Enhanced $42.7 0.45% $59.3 0.15% $64.1 0.06%
12 Non-Credit Enhanced 82.5 0.18 72.5 0.04 68.0 0.05
13 Total $125.2 0.27% $131.8 0.09% $132.1 0.05%
Other
14 Original LTV > 80% $6.2 2.75% $5.5 0.51% $5.2 0.33%
15 Original DSCR below 1.10
3
$2.7 3.18% $2.1 0.91% $2.0 0.30%
September 30, 2013
UPB
($ Billions)
Delinquency
Rate
2
(%)
June 30, 2013
Delinquency
Rate
2
(%)
September 30, 2012
Delinquency
Rate
2
(%)
UPB
($ Billions)
UPB
($ Billions)
1
DSCR – Debt Service Coverage Ratio – is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
37
7.38%
1.13%
0.09%
1
Freddie Mac (60+ day)
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day) ACLI Investment Bulletin (60+ day)
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Multifamily Mortgage Credit Risk ” in Freddie Mac’s Form 10-K for the year ended December 31,
2012, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at September 30, 2013 was 0.05%.
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI).  Non-Freddie
Mac data is not yet available for the third quarter of 2013.

Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, the SEC, HUD, other federal agencies, the Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and
September 30, 2013 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at
www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-
looking statements it makes to reflect events or circumstances after the date of this presentation.